Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information
21.	Supplemental Cash Flow Information

During the year ended December 31, 2010, the Company executed three separate share exchanges under which the Company made its three listed subsidiaries, Canon Finetech Inc., Canon Machinery Inc. and Tokki Corporation, its wholly owned subsidiaries. The Company issued no new shares, as it issued 10,000,853 shares of treasury stock for these transactions in total.

As a result of the share exchanges, the carrying amount of the Company’s noncontrolling interest in Canon Finetech Inc., Canon Machinery Inc. and Tokki Corporation was decreased from ¥38,644 million to zero.